#00101182

Homestead Funds, Inc.

Supplement Dated July 19, 2013
to the Prospectus Dated May 1, 2013

This supplement revises certain information regarding the International Value Fund (the “Fund”), a series of Homestead Funds, Inc., contained in the above-referenced Prospectus.  Please read this supplement carefully and keep it with your Prospectus for future reference.  You may obtain copies of the Prospectus and Statement of Additional Information free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at www.homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective July 1, 2013, Cindy A. New assumed partnership status at Mercator Asset Management, L.P. (“Mercator”), the subadviser to the Fund, and as of that date, joined the Fund’s portfolio management team.  As such, the following changes are made to the Prospectus:

1.	The section titled “FUND MANAGEMENT – Portfolio Management Team” on page 21 of the Prospectus is deleted in its entirety and is replaced with the following:

Portfolio Management Team
James Chaney, Barbara Trebbi, CFA, Gary Clemons, Robert Mazuelos, Charles Radtke, CFA, Robin Kollannur, CFA, and Cindy New, CFA, are General Partners and portfolio managers at Mercator.  Each is a co-manager of the International Value Fund.  Messrs. Chaney and Clemons and Ms. Trebbi have co-managed the Fund since June 2006.  Mr. Mazuelos has co-managed the Fund since July 2010, Mr. Radtke has co-managed the Fund since July 2011, Mr. Kollannur has co-managed the Fund since July 2012 and Ms. New has co-managed the Fund since July 2013.

2.	The fourth paragraph in the section titled “SUBADVISER to the International Value Fund” beginning on page 34 of the Prospectus is deleted in its entirety and replaced with the following:

Mercator is a limited partnership owned by its seven executive officers.  Each partner owns his or her interest in Mercator through 100% ownership of his or her Delaware partnership, as noted below.

3.	The following paragraph is added to the end of the section titled “SUBADVISER to the International Value Fund” beginning on page 34 of the Prospectus:

Cynthia A. New, CFA, President, CXN Corp., General Partner serves as a portfolio manager and research analyst at Mercator and is responsible for research of Hong Kong/China, Southeast Asia, Taiwan, Australia, and Canada.  Prior to joining Mercator in 2011, Ms. New served as Director and Portfolio Manager at Consilium Investment Management, LLC in Fort Lauderdale, Florida from 2005-2010, managing value-oriented emerging and frontier market equity portfolios.  Prior to Consilium, Ms. New was a Senior Analyst at the Newport Group from 2004-2005, overseeing international equities and fixed income.  From 1998-2002, she served as Director of International Equities at Jacobs Asset Management which later merged with Thompson, Siegel and Walmsley, based in Richmond, Virginia, where her experience included a broad base of international country and sector research.  She began her career at Templeton Investment Counsel, covering several international markets.  Ms. New completed her MBA at the University of Central Florida and earned a BS degree from the University of Florida.  She is also a CFA® charter holder and a member of the CFA Society of South Florida.

Homestead Funds, Inc.

Supplement Dated July 19, 2013
to the Statement of Additional Information Dated May 1, 2013

This supplement updates certain information regarding the International Value Fund (the “Fund”), a series of Homestead Funds, Inc., contained in the above-referenced Statement of Additional Information (“SAI”).  Please read this supplement carefully and keep it with your SAI for future reference.  You may obtain copies of the Prospectus and SAI free of charge, upon request, by calling toll-free (800) 258-3030, by visiting Homestead Funds’ website at www.homesteadfunds.com, or by writing to Homestead Funds, Inc., Attn: Investments Division, 4301 Wilson Boulevard, INV8-305, Arlington, Virginia 22203.

Effective July 1, 2013, Cindy A. New, assumed partnership status at Mercator Asset Management, L.P. (“Mercator”), the subadviser to the Fund, and as of that date, joined the Fund’s portfolio management team.

As such, the last two paragraphs of the section titled “PORTFOLIO MANAGERS – MERCATOR” beginning on page 51 of the SAI, are deleted in their entirety and are replaced with the following:

James E. Chaney, Barbara J. Trebbi and Gary R. Clemons’ direct ownership levels of the firm exceed 10% but are less than 25%.  Robert Mazuelos, Charles F. Radtke, Robin R. Kollannur and Cindy A. New, also members of the portfolio management team, each have direct ownership levels of the firm that are less than 5%.  These ownership percentages represent the pre-determined pro-rata share upon which they receive compensation based upon Mercator’s net profitability.  These pre-determined pro-rata shares are dependent upon their length of tenure with the firm, their level of responsibility and overall contribution.  It is the only form of compensation that they receive, and it is dependent upon the firm's assets under management.  The portfolio managers receive no base salary, are not part of a bonus system and receive no deferred compensation.

As of December 31, 2012, Mr. Chaney beneficially owned between $100,001 and $500,000 of shares in the International Value Fund, and Mr. Kollannur owned between $50,001 and $100,000 of shares in the Fund.  As of that same date, Ms. Trebbi and Messrs. Clemons, Mazuelos and Radtke did not beneficially own any shares in the Fund.  As of July 1, 2013, Ms. New, who became a portfolio manager of the International Value Fund on that date, owned between $1 and $10,000 of shares in the Fund.